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                         Prudential Utility Fund, Inc.
                         Supplement dated May 17, 1999
                       to Prospectus dated March 1, 1999

    Effective May 17, 1999, Prudential Utility Fund, Inc. changed its name to Prudential Sector Funds, Inc. (the "Company") in conjunction with the creation of additional series. Also effective on that date, Prudential Utility Fund became a series of the Company.

    The CUSIP numbers for the Prudential Utility Fund are as follows:

Prudential Utility Fund
-----------------------
Class A:   74437K-81-4
Class B:   74437K-82-2
Class C:   74437K-83-0
Class Z:   74437K-84-8